Exhibit 10.6

NOTICE OF ASSIGNMENT AND ACCEPTANCE

April 3, 2023

Wells Fargo Capital Finance, LLC
One Boston Place, 18th Floor
Boston, Massachusetts 02108

SpartanNash Company
850 76th St. SW
P.O. Box 8700

Grand Rapids, Michigan 49518-8700

Re: Assignment to TD Bank, N.A.

Ladies and Gentlemen:

Wells Fargo Capital Finance, LLC, in its capacity as agent pursuant to the Loan
Agreement (as hereinafter defined) acting for and on behalf of the financial institutions which are parties thereto as lenders (in such capacity, “Administrative Agent”), and the financial institutions which are parties to the Loan Agreement as lenders (individually, each a “Lender”
and collectively, “Lenders”) have entered or are about to enter into financing arrangements pursuant to which Administrative Agent and Lenders may make loans and advances and provide other financial accommodations to SpartanNash Company, a Michigan corporation (formerly known as Spartan Stores, Inc.) and certain of its subsidiaries and affiliates (collectively,
“Borrowers”) as set forth in the Amended and Restated Loan and Security Agreement, dated
November 19, 2013, by and among Borrowers, certain of their affiliates, Administrative Agent and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing
Agreements”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

1.
We hereby give you notice of, and request your consent to, the assignment by
Bank of America, N.A. (the “Assignor”) to TD Bank, N.A. (the “Assignee”) such that after giving effect to the assignment, Assignee shall have a Tranche A Commitment of $75,000,000 pursuant to the Assignment and Acceptance Agreement attached hereto (the “Assignment and
Acceptance”). We understand that the Assignor’s Tranche A Commitment shall be reduced by
$37,500,000, as the same may be further reduced by other assignments on or after the Effective
Date.
2.
Assignee agrees that, upon receiving the consent of Administrative Agent to such assignment, Assignee will be bound by the terms of the Loan Agreement as fully and to the same

Exhibit 10.6

extent as if the Assignee were the Lender originally holding such interest under the Loan
Agreement.
3.
The following administrative details apply to Assignee:

(A)	Notice address:	On file with Administrative Agent
(B)	Payment instructions:
Account No.
At:

Reference:
Attention:

4.

The following administrative details apply to Assignor:

(A)	Notice address:	On file with Administrative Agent
(B)	Payment instructions:
Account No.
At:

Reference:
Attention:

5. You are entitled to rely upon the representations, warranties and covenants of each of Assignor and Assignee contained in the Assignment and Acceptance.

[Signature Page Follows]

Exhibit 10.6

IN WITNESS WHEREOF, Assignor and Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

Very truly yours,

BANK OF AMERICA, N.A., as Assignor

By: /s/ Karla Ruppert

Karla Ruppert

Title: Senior Vice President

TD Bank, N.A., as Assignee

By: /s/ Virginia Pulverenti

Virginia Pulverenti

Title: Vice President

ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

WELLS FARGO CAPITAL FINANCE, LLC,
as Administrative Agent, Swing Line Lender and Issuing Bank

By: /s/ Peter Foley
Peter Foley
Title: Duly Authorized Signatory

SpartanNash Company,
as Lead Borrower

By: /s/ William Jacobs

William Jacobs
Title: Treasurer

Exhibit 10.6

[Escrow 03/31/2023]

ASSIGNMENT AND ACCEPTANCE AGREEMENT

This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this “Assignment and
Acceptance”) dated as of April 3, 2023 is made between WELLS FARGO CAPITAL
FINANCE, LLC (the “Assignor”) and TD BANK, N.A. (the “Assignee”).

W I T N E S S E T H:

WHEREAS, Wells Fargo Capital Finance, LLC, in its capacity as agent pursuant to the
Loan Agreement (as hereinafter defined) acting for and on behalf of the financial institutions which are parties thereto as lenders (in such capacity, “Administrative Agent”), and the financial institutions which are parties to the Loan Agreement as lenders (individually, each a “Lender”
and collectively, “Lenders”) have entered or are about to enter into financing arrangements pursuant to which Administrative Agent and Lenders may make loans and advances and provide other financial accommodations to SpartanNash Company, a Michigan corporation (formerly known as Spartan Stores, Inc.) and certain of its subsidiaries and affiliates (collectively,
“Borrowers”) as set forth in the Amended and Restated Loan and Security Agreement, dated
November 19, 2013, by and among Borrowers, certain of their affiliates, Administrative Agent and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing
Agreements”);

WHEREAS, as provided under the Loan Agreement, Assignor committed to making
Tranche A Revolving Loans (the “Committed Loans”) to Borrowers in an aggregate amount not to exceed Assignor’s Tranche A Commitment of $260,000,000 (the “Commitment”);

WHEREAS, Assignor wishes to assign to Assignee part of the rights and obligations of
Assignor under the Loan Agreement in respect of its Commitment in an amount equal to
$37,500,000 (the “Assigned Commitment Amount”) on the terms and subject to the conditions set forth herein and Assignee wishes to accept assignment of such rights and to assume such obligations from Assignor on such terms and subject to such conditions;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

1. Assignment and Acceptance.

(a)
Subject to the terms and conditions of this Assignment and
Acceptance, Assignor hereby sells, transfers and assigns to Assignee, and Assignee hereby purchases, assumes and undertakes from Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) an interest in (i) part of the

Exhibit 10.6

Commitment and part of each of the Committed Loans of Assignor and (ii) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the
Loan Agreement and the other Financing Agreements, so that after giving effect thereto, the
Tranche A Commitment of Assignee shall be as set forth below.

(b)
With effect on and after the Effective Date (as defined in Section 5 hereof), Assignee shall be a party to the Loan Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Loan Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Tranche A
Commitment in an amount equal to the Assigned Commitment Amount. Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan
Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Commitment Amount and Assignor shall relinquish its rights and be released from its obligations under the Loan Agreement to the extent such obligations have been assumed by Assignee; provided, that, Assignor shall not relinquish its rights under Sections 2.1, 6.4, 6.8 and 6.9 of the Loan Agreement to the extent such rights relate to the time prior to the Effective
Date.
(c)
After giving effect to the assignment and assumption set forth herein, on the
Effective Date, Assignee’s Tranche A Commitment will be $37,500,000.
(d)
After giving effect to the assignment and assumption set forth herein, on the
Effective Date, Assignor’s Tranche A Commitment will be $222,500,000 (as such amount may be further reduced by any other assignments by Assignor on or after the Effective Date).
2.
Payments.
(a)
As consideration for the sale, assignment and transfer contemplated in
Section 1 hereof, Assignee shall pay to Assignor on the Effective Date in immediately available funds an amount equal to $[18,238,461.54], representing Assignee’s Pro Rata Share of the principal amount of all Committed Loans so assigned.
3.
Reallocation of Payments. Any interest, fees and other payments accrued to the
Effective Date with respect to the Commitment, Committed Loans and outstanding Letter of
Credit Accommodations shall be for the account of Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Commitment
Amount shall be for the account of Assignee. Each of Assignor and Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.
4.
Independent Credit Decision. Assignee acknowledges that it has received a copy of the Loan Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of Parent and its Subsidiaries and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision

Exhibit 10.6

to enter into this Assignment and Acceptance and agrees that it will, independently and without reliance upon Assignor, Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Loan Agreement.

5.
Effective Date; Notices.
(a)
As between Assignor and Assignee, the effective date for this Assignment and Acceptance shall be the date hereof (the “Effective Date”); provided, that, the following conditions precedent have been satisfied on or before the Effective Date:
(i)
this Assignment and Acceptance shall be executed and delivered by Assignor and Assignee;
(ii)
the consent of Administrative Agent as required for an effective assignment of the Assigned Commitment Amount by Assignor to Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;
(iii)
written notice of such assignment, together with payment
instructions, addresses and related information with respect to Assignee, shall have been given to
Lead Borrower and Administrative Agent;
(iv)
Assignee shall pay to Assignor all amounts due to Assignor under this Assignment and Acceptance; and
(b)
Promptly following the execution of this Assignment and Acceptance,
Assignor shall deliver to Lead Borrower and Administrative Agent for acknowledgment by
Administrative Agent, a Notice of Assignment in the form attached hereto as Schedule 1.
6.
Administrative Agent.
(a)
Assignee hereby appoints and authorizes Assignor in its capacity as
Administrative Agent to take such action as agent on its behalf to exercise such powers under the
Loan Agreement as are delegated to Administrative Agent by Lenders pursuant to the terms of the Loan Agreement.
(b)
Assignee shall assume no duties or obligations held by Assignor in its capacity as Administrative Agent under the Loan Agreement.
7.
Withholding Tax. Assignee (a) represents and warrants to Assignor,
Administrative Agent and Borrowers that under applicable law and treaties no tax will be required to be withheld by Assignee, Administrative Agent or Borrowers with respect to any payments to be made to Assignee hereunder or under any of the Financing Agreements, (b)
agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to Administrative Agent and Borrowers prior to the time that
Administrative Agent or Borrowers are required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-
8BEN or W-8ECI, as applicable (wherein Assignee claims entitlement to the benefits of a tax

3

Exhibit 10.6

treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new such Forms upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

8.
Representations and Warranties.

(a) Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any security interest, lien, encumbrance or other adverse claim, (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder, (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Loan Agreement, no further action by, or notice to, or filing with, any
Person is required of it for such execution, delivery or performance, and (iv) this Assignment and
Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of Assignor, enforceable against Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors’ rights and to general equitable principles.

(b)
Assignor makes no representation or warranty and assumes no
responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or any of the other Financing Agreements or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto. Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of Borrowers, Guarantors or any of their respective Affiliates, or the performance or observance by Borrowers, Guarantors or any other Person, of any of its respective obligations under the Loan Agreement or any other instrument or document furnished in connection therewith.
(c)
Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder, (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Loan Agreement, no further action by, or notice to, or filing with, any
Person is required of it for such execution, delivery or performance; and (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and

Exhibit 10.6

binding obligation of Assignee, enforceable against Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors’ rights to general equitable principles.

9.
[Reserved].
10.
Further Assurances. Assignor and Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to Borrowers or Administrative
Agent, which may be required in connection with the assignment and assumption contemplated hereby.

11. Miscellaneous.

(a)
Any amendment or waiver of any provision of this Assignment and
Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other for further breach thereof.
(b)
All payments made hereunder shall be made without any set-off or counterclaim.

(c)
Assignor and Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.
(d)
This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
(e)
THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF
ILLINOIS. Assignor and Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in Cook County, Illinois over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Illinois State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.
(f)
AS SIGNOR AND ASSIGNEE EACH HEREBY KNOWINGLY,
VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A
TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING
OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE,

THE LOAN AGREEMENT, ANY OF THE OTHER FINANCING AGREEMENTS OR ANY
RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT,

5

Exhibit 10.6

COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

[Signature Page Follows]

6

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

WELLS FARGO CAPITAL FINANCE, LLC, as Assignor

By: /s/ Peter Foley

Peter Foley

Title: Duly Authorized Signatory

TD Bank, N.A., as Assignee

By: /s/ Virginia Pulverenti

Virginia Pulverenti

Title: Vice President

8

Exhibit 10.6

NOTICE OF ASSIGNMENT AND ACCEPTANCE

April 3, 2023

Wells Fargo Capital Finance, LLC
One Boston Place, 18th Floor
Boston, Massachusetts 02108

SpartanNash Company
850 76th St. SW
P.O. Box 8700

Grand Rapids, Michigan 49518-8700

Re: Assignment to TD Bank, N.A.

Ladies and Gentlemen:

Wells Fargo Capital Finance, LLC, in its capacity as agent pursuant to the Loan
Agreement (as hereinafter defined) acting for and on behalf of the financial institutions which are parties thereto as lenders (in such capacity, “Administrative Agent”), and the financial institutions which are parties to the Loan Agreement as lenders (individually, each a “Lender”
and collectively, “Lenders”) have entered or are about to enter into financing arrangements pursuant to which Administrative Agent and Lenders may make loans and advances and provide other financial accommodations to SpartanNash Company, a Michigan corporation (formerly known as Spartan Stores, Inc.) and certain of its subsidiaries and affiliates (collectively,
“Borrowers”) as set forth in the Amended and Restated Loan and Security Agreement, dated
November 19, 2013, by and among Borrowers, certain of their affiliates, Administrative Agent and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing
Agreements”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

1.
We hereby give you notice of, and request your consent to, the assignment by
Wells Fargo Capital Finance, LLC (the “Assignor”) to TD Bank, N.A. (the “Assignee”) such that after giving effect to the assignment, Assignee shall have a Tranche A Commitment of
$37,500,000 pursuant to the Assignment and Acceptance Agreement attached hereto (the
“Assignment and Acceptance”). We understand that the Assignor’s Tranche A Commitment shall be reduced by $37,500,000, as the same may be further reduced by other assignments on or after the Effective Date.
2.
Assignee agrees that, upon receiving the consent of Administrative Agent to such assignment, Assignee will be bound by the terms of the Loan Agreement as fully and to the same

Exhibit 10.6

extent as if the Assignee were the Lender originally holding such interest under the Loan

Agreement.
3.	The following administrative details apply to Assignee: (A) Notice address: On file with Administrative Agent (B) Payment instructions: On file with Administrative Agent

4. You are entitled to rely upon the representations, warranties and covenants of each of Assignor and Assignee contained in the Assignment and Acceptance.

[Signature Page Follows]

Exhibit 10.6

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

WELLS FARGO CAPITAL FINANCE, LLC, as Assignor

By: /s/ Peter Foley

Peter Foley

Title: Duly Authorized Signatory

TD Bank, N.A., as Assignee

By: /s/ Virginia Pulverenti

Virginia Pulverenti

Title: Vice President

ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

WELLS FARGO CAPITAL FINANCE, LLC,
as Administrative Agent, Swing Line Lender and Issuing Bank

By: /s/ Peter Foley
Peter Foley
Title: Duly Authorized Signatory

SpartanNash Company,
as Lead Borrower

By: /s/ William Jacobs
William Jacobs
Title: Treasurer